                                                                    EXHIBIT 99.2

           UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

      The following unaudited pro forma combined condensed financial information gives effect to the acquisitions by Open Solutions Inc. (the "Company") of all of the outstanding capital stock of Datawest Solutions Inc. ("Datawest"), which was consummated on October 29, 2004, all of the outstanding capital stock of re:Member Data Services, Inc. ("RDS"), which was consummated on July 8, 2004 and substantially all of the assets and assumption of substantially all of the liabilities of Eastpoint Technologies, LLC ("Eastpoint") which was consummated on June 18, 2004. The unaudited pro forma combined condensed statements of operations for the year ended December 31, 2004 have been prepared as if the acquisitions had occurred at January 1, 2004. The notes to the pro forma combined condensed financial information describe certain pro forma adjustments to give effect to the purchase transaction had it been consummated at that date.

      The unaudited pro forma combined condensed financial information has been derived from the Company's historical consolidated financial statements and those of Datawest, RDS and Eastpoint and should be read in conjunction with those financial statements and notes, the accompanying notes to the pro forma combined condensed financial statements, and "Management's Discussion and Analysis of Financial Condition and Results of Operations," all of which are included elsewhere in either these pro forma combined condensed financial statements, in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 filed with the Securities and Exchange Commission on March 16, 2005, or in the financial statements of Datawest, RDS and Eastpoint in the Company's Current Reports on Form 8-K/A filed with the Securities and Exchange Commission on January 13, 2005, September 20, 2004 and September 1, 2004, respectively.

      The unaudited pro forma combined condensed financial statements are not necessarily indicative of operating results which would have been achieved had the transaction actually been completed at the beginning of the respective periods. The selected unaudited pro forma combined condensed financial information is not necessarily indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience after the acquisition.

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
Year Ended December 31, 2004
(in thousands, except per share amounts)

                                             OPEN
                                         SOLUTIONS INC.   DATAWEST        RDS        EASTPOINT
                                          (JANUARY 1,    (JANUARY 1,   (JANUARY 1,   (JANUARY 1,
                                             2004           2004          2004          2004
                                           THROUGH         THROUGH      THROUGH        THROUGH
                                          DECEMBER 31,   OCTOBER 29,     JULY 8,       JUNE 18,       PRO FORMA     PRO FORMA
                                             2004)          2004)        2004)          2004)        ADJUSTMENTS     COMBINED
                                         -------------   -----------   -----------   -----------   --------------   ----------
Revenues                                  $   107,183    $   25,326    $    6,312    $    2,959    $       --       $  141,780

Cost of revenues                               44,624        15,094         2,561         2,081          (828)(a)       63,532
                                          -----------    ----------    ----------    ----------    ----------       ----------

Gross profit                                   62,559        10,232         3,751           878           828           78,248
                                          -----------    ----------    ----------    ----------    ----------       ----------

Operating Expenses
Sales and marketing                            14,272           772           585           605            --           16,234
Product development                            11,001         1,375         1,449           555            --           14,380
General and administrative                     21,123         5,366         2,751           675           822(b)        30,737
Restructuring and other charges                    --           230            --            --            --              230
                                          -----------    ----------    ----------    ----------    ----------       ----------

Total operating expenses                       46,396         7,743         4,785         1,835           822           61,581
                                          -----------    ----------    ----------    ----------    ----------       ----------

Income (loss) from operations                  16,163         2,489        (1,034)         (957)            6           16,667

Interest and other income (expense), net        1,520         2,249          (100)           (5)       (2,782)(c)          882
                                          -----------    ----------    ----------    ----------    ----------       ----------

Income (loss) before income taxes              17,683         4,738        (1,134)         (962)       (2,776)          17,549

Income tax (provision) benefit                  7,441           (58)          476            11          (867)(d)        7,003
                                          -----------    ----------    ----------    ----------    ----------       ----------

Net income (loss)                         $    25,124    $    4,680    $     (658)   $     (951)   $   (3,643)      $   24,552
                                          -----------    ----------    ----------    ----------    ----------       ----------

EPS - Basic                               $      1.37                                                               $     1.34
Common Shares                                  18,313                                                                   18,313

EPS - Diluted                             $      1.26                                                               $     1.23
Common Shares                                  19,896                                                                   19,896

See accompanying notes.

       NOTES TO UNAUDITED PROFORMA COMBINED CONDENSED FINANCIAL STATEMENTS

NOTE 1 -- THE TRANSACTION

      During 2004, the Open Solutions Inc. (the "Company") completed five acquisitions. On February 24, 2004, the Company acquired all of the outstanding capital stock of Maxxar Corporation ("Maxxar") for cash consideration of approximately $6,500,000. On June 18, 2004, the Company acquired substantially all of the outstanding operating assets and assumed certain liabilities of Eastpoint Technologies, LLC ("Eastpoint"), a provider of core processing software and related services for banks, for cash consideration of approximately $7,000,000. On July 8, 2004, the Company acquired all of the outstanding capital stock of re:Member Data Services, Inc ("RDS"), a provider of core processing software and related services for credit unions, for cash consideration of $21,869,000. On July 23, 2004, the Company acquired substantially all of the outstanding operating assets and assumed certain liabilities of Omega Systems of North America LLC ("Omega"), a company specializing in remittance and lock box solutions, for cash consideration of approximately $2,410,000. On October 29, 2004, 6259936 Canada Inc., a subsidiary of the Company, acquired all of the outstanding shares of capital stock of Datawest Solutions Inc. ("Datawest"), a provider of banking and payment technology solutions to financial institutions, for cash consideration of $38,905,000 (CDN $47,595,000).

      These acquisitions have been recorded under the purchase method of accounting with the total consideration allocated to the assets acquired and liabilities assumed based on estimates of fair value. The fair value of purchased technology was determined by management, based primarily on management's best estimate of future cash flows expected to be generated by such technology. The excess of the purchase price over the fair value of the net assets acquired has been allocated to goodwill. The operating results of these acquisitions have been included in the Company's consolidated financial statements from the date of acquisition. The purchased technology and other intangible assets related to these acquisitions are being amortized over their useful lives. Purchase accounting for the Datawest acquisition is preliminary, primarily with respect to the finalization of an independent valuation, and is expected to be finalized during 2005. The acquisitions of Maxxar and Omega were not significant acquisitions and are not material to our statement of operations, therefore, pro forma information has not been provided.

      The preliminary allocation of purchase price is summarized below (in thousands):

                            Datawest       RDS       Eastpoint
                           ---------    ---------    ---------
Tangible assets acquired   $  13,814    $   2,670    $   1,284
Purchased technology           2,223          750          290
Goodwill                      32,105       12,100        5,225
Other intangible assets       11,476       11,440        1,990
Liabilities assumed          (12,039)      (4,206)      (2,025)
                           ---------    ---------    ---------

Purchase price             $  47,579    $  22,754    $   6,764
                           ---------    ---------    ---------

NOTE 2 -- DATAWEST SOLUTIONS INC. HISTORICAL RESULTS

      All amounts in the pro forma combined condensed statement of operations are in U.S. dollars. Datawest's statement of operations for the period from January 1, 2004 through October 29, 2004 has been translated from Canadian dollars at the average exchange rate in effect for the period. The statement of operations also reflects certain reclassifications to comply with the presentation policies of the Company. The statement of operations is presented in accordance with U.S. generally accepted accounting principles (U.S. GAAP). The adjustments to present the financial statements in U.S. GAAP for the nine-month period ended September 30, 2004 are described in Note 14 of Datawest's interim financial statements included in the Company's Current Report on Form 8-K/A filed with the Securities and Exchange Commission on January 13, 2005.

NOTE 3 -- UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS

      The following adjustments were applied to the Company's historical statements of operations and those of the acquired companies for the year ended December 31, 2004 (in thousands):

(a) To record the following:
    Incremental amortization of the Company's acquired purchased technology recorded at fair value:
     - Datawest                                                                                                $    394
     - RDS                                                                                                           75
     - Eastpoint                                                                                                     27
    Elimination of historical amortization of capitalized software from:
     - Datawest                                                                                                  (1,140)
     - RDS                                                                                                         (208)
     - Eastpoint                                                                                                    (58)

    Amortization of Datawest leasehold improvements                                                                  82
                                                                                                               --------
                                                                                                               $   (828)

    The amortization of purchased technology has been calculated based on a new fair value basis.
    The purchased technology will be amortized over its useful life of five years in accordance with
    SFAS No. 86, Accounting for the Costs of Computer Software to Be Sold, Leased, or Otherwise
    Marketed, based on the greater of (a) the ratio that current gross revenues for a product bear to the total of current and anticipated future gross revenues for that product or (b) the straight-line method over the remaining economic life of the product. The Company estimates that the straight-line method will likely be greater than the ratio of current gross revenues to the total of current and anticipated future gross revenues.

(b) To record the following:
    Incremental amortization of the Company's purchased customer list recorded at fair value:
     - Datawest                                                                                                $    718
     - RDS                                                                                                          347
     - Eastpoint                                                                                                     81

    Amortization of the Company's purchased non-compete agreement, recorded at fair value from RDS                   16
    Amortization of the Company's purchased tradenames, recorded at fair value:
     - RDS                                                                                                           18
     - Eastpoint                                                                                                      5

    Elimination of historical amortization of customer lists from Eastpoint                                         (94)

    Reduction in depreciation expense after adjusting the fixed assets of Datawest to fair value                    (269)
                                                                                                                --------
                                                                                                                $    822

    The amortization of customer lists, tradenames and the non-compete agreement have been calculated based on a new fair value amortized over their respective estimated useful lives. Customer lists, the non-compete agreement and tradenames will be amortized over their useful life in accordance with SFAS No. 142,
    Goodwill and Other Intangible Assets, based on the pattern in which economic benefits of the intangible asset are consumed or otherwise used up. The Company estimates that the pattern in which economic benefits are consumed or otherwise used up approximates the straight-line method. The estimated useful lives are as follows:

     - Datawest banking customer relationships                                                                      12 years
     - Datawest payments customer relationships                                                                     14 years
     - RDS customer relationships                                                                                   16 years
     - Eastpoint customer relationships                                                                             11 years
     - RDS tradenames                                                                                                5 years
     - Eastpoint tradenames                                                                                          5 years
     - RDS non-compete agreement                                                                                     5 years

(c) To record the following:
    Decrease in Datawest interest expense in connection with the repayment of debt and term loan                    $    348
    Decrease in RDS interest expense in connection with the shareholder loan, notes payable and capital lease
     obligations                                                                                                         100
    Elimination of Datawest preferred share dividends paid, which were recorded as interest                              539
     expense in the historical Datawest financial statements U.S. GAAP reconciliation footnote
    Elimination of the gain on sale recorded in the historical Datawest statement of operations related to the discontinued operations of subsidiaries which were sold to third parties in conjunction with the sale of
    Datawest stock to the Company.                                                                                    (3,277)
    Decrease in interest income related to use of $38,905 in cash paid for the Datawest acquisition, using a
     1.05% interest rate, the Company's approximate interest rate for the period.                                       (340)
    Decrease in interest income related to use of $21,869 in cash paid for the RDS acquisition, using a 1.05%
     interest rate, the Company's approximate interest rate for the period.                                             (115)
    Decrease in interest income related to use of $7,000 in cash paid for the Eastpoint acquisition, using a
     1.05% interest rate, the Company's approximate interest rate for the period.                                        (37)
                                                                                                                    --------

                                                                                                                    $ (2,782)

    (d) To record tax provision for Datawest based on the effective tax rate of 39%:                                $   (867)
